4. Premises and Equipment	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
4. Premises and Equipment

(4)	Premises and Equipment

Major classifications of premises and equipment are summarized as follows:

(Dollars in thousands)
	2012	2011

Land	$3,657	3,581
Buildings and improvements	14,815	14,771
Furniture and equipment	17,660	16,874

Total premises and equipment	36,132	35,226

Less accumulated depreciation	20,258	18,330

Total net premises and equipment	$15,874	16,896

Depreciation expense was approximately $1.9 million for the year ended December 31, 2012.  The Company recognized approximately $2.0 and $2.1 million in depreciation expense for the years ended December 31, 2011 and 2010, respectively.